Neuberger Berman Income Funds®
Neuberger Berman Core Bond Fund
Neuberger Berman Strategic Income Fund
Neuberger Berman Unconstrained Bond Fund
Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information each dated February 28, 2019, as amended and supplemented

Neuberger Berman Income Funds®
Supplement to the Prospectuses dated February 28, 2019, as amended and supplemented

The following change applies to the Summary Prospectuses, Prospectuses and Statement of Additional Information for each of the Neuberger Berman Core Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund:

After a 13-year career at Neuberger Berman, Tom Marthaler, one of the Portfolio Managers to each of the Neuberger Berman Core Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund has announced his decision to retire on or about July 31, 2019. As such, effective July 31, 2019, all references to Thomas J. Marthaler in the Summary Prospectuses, Prospectuses and Statement of Additional Information for each of Neuberger Berman Core Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund are removed in their entirety.

The following change applies to the Prospectuses of each of the Neuberger Berman Income Funds.  The third paragraph under the “Management of the Funds — Investment Manager” section of the Funds’ Prospectus is hereby deleted and replaced with the following:

NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Funds, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Funds will pay no additional fees and expenses as a result of any such arrangements. NBEL, Neuberger Berman Singapore Pte. Limited and Neuberger Berman Asset Management Ireland Limited are considered participating affiliates of NBIA pursuant to applicable regulatory guidance.

The date of this supplement is March 29, 2019.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com